Exhibit 10.5

Share Office Agreement

This agreement is between the Provider (1) and the Tenant(2)

Date:

1. Provider:

AcroGrowth Consulting Limited

Unit B, 12/F, Bamboos Centre,

52 Hung To Road, Kwun Tong, Kowloon

TEL: (852)3703 5344

2. Tenant:

Techlution Service Limited

Business Registration Number: 68555077

Address: Unit B, 12/F, Bamboos Centre,

52 Hung To Road, Kwun Tong, Kowloon

3. Tenant primary contact details

Name: Mr. Sean Leung

Unit B, 12/F, Bamboos Centre,

52 Hung To Road, Kwun Tong, Kowloon

TEL:

EMAIL:

4. Fee

Rental fee: HKD$38,400.00 per month payable on the first day of each calendar month.

Amount of security deposit:

Service fee: HKD$10,363.30 per month payable on the first day of each calendar month.

Water bill: Will be charged base on actual usage.

5. License Details

Suite Number(If Applicable): N / A

Term commencement date: 01/03/2022

Agreement ended:

6. Remark

i) Termination notice with one month in advance is needed.

ii) A total deposit amount of HKD$119,548 is required (Deposit of 3 months rental fee and water bill).

7. Furniture

Chair and table, no extra furniture will be provided.

The Member confirms that he/she has read and understood the terms and conditions attached and agrees to be bound by them and the Provider agrees to provide the Services and Facilities as mentioned. This agreement does not automatically end.

We hereby enter into this Licence Agreement and have read and agreed to all of its conditions.

Signed for and on behalf of the Provider:	Signed for and on behalf of the Tenant:
Name: AcroGrowth Consulting Limited	Name: Techlution Service Limited
Date: 1/3/2022	Date: 1/3/2022

Signature	Signature

All rights reserved by AcroGrowth Consulting Limited.

Please seek for our assistance should you have further request or query.